Exhibit 99.1
VeriFone Files Restated Reports
     SAN JOSE, CA. – August 19, 2008 – VeriFone Holdings Inc. (NYSE: PAY) today filed its amended and restated quarterly reports on Form 10-Q/A for the fiscal quarters ended January 31, 2007, April 30, 2007 and July 31, 2007, its annual report on Form 10-K for the fiscal year ended October 31, 2007 and its quarterly reports on Form 10-Q for the fiscal quarters ended January 31, 2008 and April 30, 2008 with the Securities and Exchange Commission.
     The management of VeriFone will host a conference call, which will be simultaneously webcast, today at 2:00 pm Pacific time to discuss VeriFone’s financial results included in the reports. Management may also provide forward looking guidance on this call. To access the live conference call, the dial-in numbers are as follows:
     Domestic callers: 866-578-5784
     International callers: 617-213-8056
     Passcode: 49480395
     To access the audio webcast, please go to VeriFone’s website (http://ir.verifone.com) at least ten minutes prior to the call to register. The recorded audio webcast will be available on VeriFone’s website until August 25, 2008.
     A replay of the conference call, which can be accessed by dialing toll-free 888-286-8010, and outside the U.S. 617-801-6888, will be available until August 25, 2008. The access code for the replay is 70577399.
-ends-
CAUTION CONCERNING FORWARD-LOOKING STATEMENTS
This press release includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of VeriFone Holdings, Inc. These risks and uncertainties include: our ability to identify and complete acquisitions and strategic investments and successfully integrate them into our business, our ability to protect against fraud, the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business, our dependence on a limited number of customers, uncertainties related to the conduct of our business internationally, our ability to effectively hedge our exposure to foreign currency exchange rate fluctuations, our dependence on a limited number of key employees, short product cycles, rapidly changing technologies and maintaining competitive leadership position with respect to our payment solution offerings. For a further list and description of such risks and uncertainties, see our filings with the Securities and Exchange
VeriFone, Inc.
2099 Gateway Place, Suite 600 San Jose, CA, 95110 USA

Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q. VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.
Additional Resources:
Investor Contact:
William Nettles – Vice President Corporate Development & IR
Tel: 408-232-7979
Email: ir@verifone.com
http://ir.verifone.com/phoenix.zhtml?c=187628&p=irol-irhome
Editorial Contact:
Pete Bartolik
VeriFone, Inc.
Tel: 508-283-4112
Email: pete_bartolik@verifone.com
About VeriFone Holdings, Inc. (www.verifone.com)
VeriFone Holdings, Inc. (“VeriFone”) (NYSE: PAY) is the global leader in secure electronic payment solutions. VeriFone provides expertise, solutions and services that add value to the point of sale with merchant-operated, consumer-facing and self-service payment systems for the financial, retail, hospitality, petroleum, government and healthcare vertical markets. VeriFone solutions are designed to meet the needs of merchants, processors and acquirers in developed and emerging economies worldwide.
VeriFone, Inc.
2099 Gateway Place, Suite 600 San Jose, CA, 95110 USA

FINANCIAL MEASURES
     This press release and its attachments include the following non-GAAP financial measures:
•	Gross profit, as adjusted. This non-GAAP financial measure is comprised of gross profit, excluding amortization of purchased core and developed technology and stock-based compensation;

•	Gross margin, as adjusted. This non-GAAP financial measure consists of gross profit, as adjusted, as a percentage of revenue;

•	EBITDA, as adjusted. This non-GAAP financial measure is comprised of net income (loss) excluding interest expense, interest income, income taxes, depreciation, amortization, in-process research and development (“IPR&D”), stock-based compensation, acquisition related charges, restructuring costs, the non-cash portion of loss on debt extinguishment and write-off of capitalized software.

•	EBITDA, as adjusted, as a percentage of net revenue;

•	Non-GAAP net income. This non-GAAP financial measure is comprised of EBITDA, as adjusted, a non-GAAP financial measure, adjusted for interest expense, net, and restatement and other restructuring costs, presented on an after-tax basis;

•	Non-GAAP net income as a percentage of net revenue; and

•	Non-GAAP net income per diluted share.
Reconciliations for the non-GAAP financial measures presented in this press release are provided at the end of this press release.
     Management uses non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that the use of the non-GAAP financial measures presented in this release, in conjunction with results presented in accordance with GAAP, helps it to evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of other companies in VeriFone’s industry. VeriFone’s competitors may, due to differences in capital structure and investment history, have interest, tax, depreciation, amortization, and other non-cash expenses that differ significantly from VeriFone’s. Management also uses these non-GAAP financial measures in VeriFone’s budget and planning process. In addition, if VeriFone fails to maintain required levels of EBITDA, as adjusted, it could have a default under its credit agreement, potentially resulting in an acceleration of all of its outstanding indebtedness. Management believes that the presentation of these non-GAAP financial measures may be useful to investors for many of the same reasons that management finds these measures useful. These non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.
     These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies and are not based on any comprehensive set of accounting rules or principles. In addition, these non-GAAP financial measures do not reflect all amounts and costs, such as employee stock-based compensation costs, periodic costs of assets used to generate net revenues and costs to replace those assets, cash expenditures or future requirements for capital expenditures or contractual commitments, cash requirements for working capital needs, interest expense or the cash requirements

VeriFone, Inc.
2099 Gateway Place, Suite 600 San Jose, CA, 95110 USA

necessary to service interest or principal payments on VeriFone’s debt, income taxes and the related cash requirements, restructuring and impairment charges and losses from discontinued operations, associated with VeriFone’s results of operations as determined in accordance with GAAP.
     Furthermore, VeriFone expects to continue to incur expenses similar to the non-GAAP adjustments described herein. Management compensates for these limitations by also relying on the comparable GAAP financial measures.
     Management excludes the following items from EBITDA as adjusted, a non-GAAP financial measure, when evaluating VeriFone’s operational performance:
•	Provision for (benefit from) income taxes. While income taxes are directly related to the amount of pre-tax income, they are also impacted by tax laws and the company’s tax structure. As the tax laws and the company’s tax structure are not under the control of VeriFone’s operational managers, management believes that the provision for (benefit from) income taxes should be excluded when evaluating VeriFone’s operational performance.

•	Interest expense and Interest income. While working capital supports the business, management does not believe that related interest expense or interest income is directly attributable to the operating performance of VeriFone’s business.

•	Depreciation of property, plant and equipment. Management excludes depreciation because while tangible assets support the business, management does not believe the related depreciation costs are directly attributable to the operating performance of VeriFone’s business. In addition, depreciation may not be indicative of current or future capital expenditures.

•	Amortization and write-off of capitalized software. Management excludes amortization and write-off of capitalized software because while capitalized software supports the business, management does not believe the related amortization and write-off costs are directly attributable to the operating performance of VeriFone’s business. In addition, amortization and write-off costs of capitalized software may not be indicative of current or future expenditures to develop software.

•	Amortization of certain acquisition related items. VeriFone incurs amortization of purchased core and developed technology assets, amortization of purchased intangible assets, amortization of step-down in deferred revenue on acquisition and amortization of step-up in inventory on acquisition in connection with acquisitions. Management excludes these items because it does not believe these expenses are reflective of ongoing operating results in the period incurred. These amounts arise from prior acquisitions and management does not believe that they have a direct correlation to the operation of VeriFone’s business.

•	In-process research and development. VeriFone incurs IPR&D expenses when technological feasibility for acquired technology has not been established at the date of acquisition and no future alternative use for such technology exists. These
VeriFone, Inc.
2099 Gateway Place, Suite 600 San Jose, CA, 95110 USA

amounts arise from prior acquisitions and management does not believe they have a direct correlation to the operation of VeriFone’s business.

•	Stock-based compensation. These expenses consist primarily of expenses for employee stock options and restricted stock units under SFAS No. 123(R). Management excludes stock-based compensation expenses from non-GAAP financial measures primarily because they are non-cash expenses which management believes are not reflective of ongoing operating results.

•	Acquisition related charges and restructuring costs. This represents charges incurred for consulting services and other professional fees associated with acquisition related activities. These expenses also include charges related to acquisition related restructuring activities, including costs associated with severance, benefits and excess facilities. As management does not believe that these charges directly relate to the operation of VeriFone’s business, management believes they should be excluded when evaluating VeriFone’s operating performance.

•	Non-cash portion of loss on debt extinguishment. This represents the non-cash portion of loss incurred on the extinguishment of VeriFone’s credit facility. While this credit facility supported VeriFone’s business, management does not believe the related loss on extinguishment is a cost directly attributable to the operating performance of VeriFone’s business.
     Management uses Non-GAAP net income, a non-GAAP financial measure, to evaluate VeriFone’s overall performance. Non-GAAP net income is determined by adjusting EBITDA, as adjusted, with the following items, presented on an after-tax basis by applying VeriFone’s long-term tax rate.
•	Interest expense, net. Since working capital supports the business, management does believe that related interest expense or interest income should be considered when evaluating the overall performance of VeriFone’s business.

•	Restatement and other restructuring costs. This represents charges incurred for audit and consulting fees related to the restatement of VeriFone’s financial statements for the three quarters in the nine-month period ended July 31, 2007 and other restructuring costs. As management does not believe that these charges directly relate to the operation of VeriFone’s business, management believes they should be excluded when evaluating VeriFone’s operating performance.
     Historically, management used Net income as adjusted to evaluate the business. This non-GAAP financial measure was comprised of net income (loss) excluding amortization of certain acquisition related items, IPR&D, stock-based compensation, acquisition related charges, restructuring costs, the non-cash portion of loss on debt extinguishment and valuation allowance on IPR&D, all presented on an after-tax basis. As a result of changes in VeriFone’s non-cash tax valuation allowance, due largely to the acquisition of Lipman and the increasingly complex nature of various foreign tax credits, VeriFone’s GAAP tax rates have become very volatile on a quarter-to-quarter basis. Therefore, management believes that going forward a more meaningful financial measure of the business is Non-GAAP net income.
VeriFone, Inc.
2099 Gateway Place, Suite 600 San Jose, CA, 95110 USA

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended	Three Months Ended
	Oct. 31, 2007	Oct. 31, 2007	Jul. 31, 2007	Apr. 30, 2007	Jan. 31, 2007
		(unaudited)
Net Revenues:
System Solutions	$792,289	$205,882	$205,972	$191,469	$188,966
Services	110,603	32,063	25,729	25,414	27,397

Total net revenues	902,892	237,945	231,701	216,883	216,363
Cost of net revenues:
System Solutions	508,098	145,061	122,990	116,365	123,682
Amortization of purchased core and developed technology	37,897	9,424	9,278	9,586	9,609

Total cost of Systems Solutions net revenues	545,995	154,485	132,268	125,951	133,291
Services	57,665	16,093	13,837	13,286	14,449

Total cost of net revenues	603,660	170,578	146,105	139,237	147,740

Gross profit	299,232	67,367	85,596	77,646	68,623

Operating expenses:
Research and development	65,430	17,158	15,365	16,009	16,898
Sales and marketing	96,295	26,746	23,686	22,823	23,040
General and administrative	80,704	18,399	19,364	25,565	17,376
Amortization of purchased intangible assets	21,571	5,114	5,416	5,690	5,351
In-process research and development	6,752	102	—	90	6,560

Total operating expenses	270,752	67,519	63,831	70,177	69,225

Operating income	28,480	(152)	21,765	7,469	(602)

Interest expense	(36,598)	(7,867)	(9,468)	(9,507)	(9,756)
Interest income	6,702	1,951	2,226	1,534	991
Other income (expense), net	(7,882)	(3,463)	(4,156)	(2)	(261)

Income (loss) before income taxes	(9,298)	(9,531)	10,367	(506)	(9,628)
Provision for (benefit from) income taxes	24,718	(28,398)	52,753	4,312	(3,949)

Net income (loss)	$(34,016)	$18,867	$(42,386)	$(4,818)	$(5,679)

Net income (loss) per share:
Basic	$(0.41)	$0.23	$(0.51)	$(0.06)	$(0.07)
Diluted	$(0.41)	$0.22	$(0.51)	$(0.06)	$(0.07)

Weighted average shares used in computing net income (loss) per share:
Basic	82,194	83,629	82,407	81,705	80,993
Diluted	82,194	85,216	82,407	81,705	80,993

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DISCLOSURES
RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Year Ended	Three Months Ended
	Oct. 31, 2007	Oct. 31, 2007	Jul. 31, 2007	Apr. 30, 2007	Jan. 31, 2007
		(unaudited)
Gross Profit as reported	$299,232	$67,367	$85,596	$77,646	$68,623

Amortization of purchased core and developed technology	37,897	9,424	9,278	9,586	9,609

Amortization of step-up in inventory on acquisition	13,823	(138)	—	3,513	10,448

Stock-based compensation	2,998	581	570	930	917

Gross profit as adjusted (1)	$353,950	$77,234	$95,444	$91,675	$89,597

Gross profit as a percentage of net revenues:

Gross Margin as reported	33.1%	28.3%	36.9%	35.8%	31.7%
Gross Margin as adjusted	39.2%	32.5%	41.2%	42.3%	41.4%

	Year Ended	Three Months Ended
	Oct. 31, 2007	Oct. 31, 2007	Jul. 31, 2007	Apr. 30, 2007	Jan. 31, 2007
		(unaudited)
Stock-based compensation included above:
Cost of net revenues — System Solutions	$2,998	$581	$570	$930	$917
Research and development	5,937	1,595	1,443	1,433	1,466
Sales and marketing	8,942	3,456	1,974	1,683	1,829
General and administrative	11,015	1,306	1,872	4,253	3,584

	$28,892	$6,938	$5,859	$8,299	$7,796

(1)	Management uses Gross profit as adjusted and Gross margin as adjusted, both non-GAAP measures, to evaluate the Company’s gross profit and gross margin and to compare the Company’s current results with those of prior periods, but cautions that they should not be considered as substitutes for disclosures made in accordance with GAAP.

SUPPLEMENTAL DATA
VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURE
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Year Ended	Three Months Ended
	Oct. 31, 2007	Oct. 31, 2007	Jul. 31, 2007	Apr. 30, 2007	Jan. 31, 2007

		(unaudited)
GAAP net income (loss)	$(34,016)	$18,867	$(42,386)	$(4,818)	$(5,679)

Amortization of purchased intangible assets	59,468	14,538	14,694	15,276	14,960
Amortization of step-down in deferred revenue on acquisition	3,735	647	652	922	1,514
Amortization of step-up in inventory on acquisition	13,823	(138)	—	3,513	10,448
In-process research and development	6,752	102	—	90	6,560
Stock-based compensation	28,892	6,938	5,859	8,299	7,796
Amortization of debt issuance costs	1,756	627	469	332	328
Acquisition related charges and restructuring costs	10,234	520	2,297	6,623	794
Extinguishment of debt	4,764	—	4,764	—	—

Total adjustments	129,424	23,234	28,735	35,055	42,400

Tax effect of adjustments	36,239	6,506	8,046	9,815	11,872
Estimated long term tax rate	28%	28%	28%	28%	28%

	93,185	16,728	20,689	25,240	30,528

Valuation allowance on IPR&D	1,782	—	—	—	1,782

Adjustments after tax	94,967	16,728	20,689	25,240	32,310

Net income as adjusted (1)	$60,951	$35,595	$(21,697)	$20,422	$26,631

Net income as adjusted as % of net revenue	6.8%	15.0%	-9.4%	9.4%	12.3%

Net income as adjusted per diluted share	$0.72	$0.42	$(0.26)	$0.24	$0.32

Weighted average shares used in computing diluted net income as adjusted	84,409	85,216	82,407	84,300	83,609

(1)	For historical periods through October 31, 2007, management used Net income as adjusted, a non-GAAP measure, to evaluate the Company’s operating performance and compare the Company’s results with those for prior periods. Management has discontinued use of this non-GAAP measure for subsequent periods and now uses non-GAAP net income as described under “Financial Measures,” for these purposes. Management cautions that these non-GAAP measures should not be considered as substitutes for disclosures made in accordance with GAAP.

SUPPLEMENTAL DATA
VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Year Ended	Three Months Ended
	Oct. 31, 2007	Oct. 31, 2007	Jul. 31, 2007	Apr. 30, 2007	Jan. 31, 2007

		(unaudited)
GAAP net income (loss)	$(34,016)	$18,867	$(42,386)	$(4,818)	$(5,679)
Provision for (benefit from) income taxes	24,718	(28,398)	52,753	4,312	(3,949)

Income (loss) before income taxes	(9,298)	(9,531)	10,367	(506)	(9,628)
Interest expense	36,598	7,867	9,468	9,507	9,756
Interest income	(6,702)	(1,951)	(2,226)	(1,534)	(991)
Depreciation and amortization of property, plant and equipment	7,766	1,952	2,049	1,761	2,004
Amortization of capitalized software	1,220	420	230	275	295

Amortization of purchased intangible assets	59,468	14,538	14,694	15,276	14,960
Amortization of step-down in deferred revenue on acquisition	3,735	647	652	922	1,514
Amortization of step-up in inventory on acquisition	13,823	(138)	—	3,513	10,448
In-process research and development	6,752	102	—	90	6,560
Stock-based compensation	28,892	6,938	5,859	8,299	7,796
Acquisition related charges and restructuring costs	10,234	520	2,297	6,623	794
Extinguishment of debt	4,764	—	4,764	—	—

EBITDA as adjusted (1)	$157,252	$21,364	$48,154	$44,226	$43,508

EBITDA as adjusted as a % of net revenue	17.4%	9.0%	20.8%	20.4%	20.1%

EBITDA as adjusted	$157,252	$21,364	$48,154	$44,226	$43,508
Interest expense, net	(29,896)	(5,916)	(7,242)	(7,973)	(8,765)
Other restructuring costs	822	223	53	158	388

Non-GAAP pre-tax net income	128,178	15,671	40,965	36,411	35,131
Tax at long-term rate of 28%	35,890	4,388	11,470	10,195	9,837

Non-GAAP net income (1)	$92,288	$11,283	$29,495	$26,216	$25,294

Non-GAAP net income as a % of net revenue	10.2%	4.7%	12.7%	12.1%	11.7%

Non-GAAP net income per diluted share	$1.09	$0.13	$0.35	$0.31	$0.30

Weighted average shares used in computing diluted Non-GAAP net income	84,409	85,216	84,442	84,300	83,609

(1)	Management uses EBITDA as adjusted and Non-GAAP net income, both non-GAAP measures, to evaluate the Company’s operating performance and compare the Company’s current results with those for prior periods, but cautions that they should not be considered as substitutes for disclosures made in accordance with GAAP.

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
GEOGRAPHIC REVENUE INFORMATION
(IN THOUSANDS)

	Year Ended	Three Months Ended
	Oct. 31, 2007	Oct. 31, 2007	Jul. 31, 2007	Apr. 30, 2007	Jan. 31, 2007

		(unaudited)
North America	$400,433	$111,534	$103,961	$95,857	$89,081
Latin America	160,867	36,026	42,673	41,497	40,671
Europe	281,628	71,753	69,912	68,808	71,155
Asia	63,700	19,280	15,806	11,643	16,971
Corporate	(3,736)	(648)	(651)	(922)	(1,515)

	$902,892	$237,945	$231,701	$216,883	$216,363

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)
(UNAUDITED)

	Three Months Ended January 31,
	2008	2007	Change (1)
Net Revenues:
System Solutions	$155,601	$188,966	-18%
Services	29,920	27,397	9%

Total net revenues	185,521	216,363	-14%
Cost of net revenues:
System Solutions	101,429	123,682	-18%
Amortization of purchased core and developed technology	8,175	9,609	-15%

Total cost of Systems Solutions net revenues	109,604	133,291	-18%
Services	18,553	14,449	28%

Total cost of net revenues	128,157	147,740	-13%

Gross profit	57,364	68,623	-16%

Operating expenses:
Research and development	22,462	16,898	33%
Sales and marketing	24,643	23,040	7%
General and administrative	26,066	17,376	50%
Amortization of purchased intangible assets	5,890	5,351	10%
In-process research and development	—	6,560	-100%

Total operating expenses	79,061	69,225	14%

Operating loss	(21,697)	(602)	3504%

Interest expense	(6,440)	(9,756)	-34%
Interest income	2,088	991	111%
Other income (expense), net	(4,520)	(261)	1632%

Income (loss) before income taxes	(30,569)	(9,628)	218%
Provision for (benefit from) income taxes	2,929	(3,949)	-174%

Net income (loss)	$(33,498)	$(5,679)	490%

Net income (loss) per share:
Basic	$(0.40)	$(0.07)
Diluted	$(0.40)	$(0.07)

Weighted average shares used in computing net income (loss) per share:
Basic	84,153	80,993
Diluted	84,153	80,993

(1)	“nm” means not meaningful

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DISCLOSURES
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)
(UNAUDITED)

	Three Months Ended January 31,
	2008	2007
Gross Profit as reported	$57,364	$68,623

Amortization of purchased core and developed technology	8,175	9,609

Amortization of step-up in inventory on acquisition	—	10,448

Stock-based compensation	626	917

Gross profit as adjusted (1)	$66,165	$89,597

Gross profit as a percentage of net revenues:

Gross Margin as reported	30.9%	31.7%
Gross Margin as adjusted (1)	35.7%	41.4%

	Three Months Ended January 31,
	2008	2007
Stock-based compensation included above:
Cost of net revenues — System Solutions	$626	$917
Research and development	1,496	1,466
Sales and marketing	1,803	1,829
General and administrative	1,545	3,584

	$5,470	$7,796

(1)	Management uses Gross profit as adjusted and Gross margin as adjusted, both non-GAAP measures, to evaluate the Company’s gross profit and gross margin and to compare the Company’s current results with those of prior periods, but cautions that they should not be considered as substitutes for disclosures made in accordance with GAAP.

SUPPLEMENTAL DATA
VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Three Months Ended January 31,
	2008	2007	Change (1)
GAAP net income (loss)	$(33,498)	$(5,679)	490%
Provision for (benefit from) income taxes	2,929	(3,949)	-174%

Income (loss) before income taxes	(30,569)	(9,628)	218%
Interest expense	6,440	9,756	-34%
Interest income	(2,088)	(991)	111%
Depreciation and amortization of property, plant and equipment	3,027	2,004	51%
Amortization of capitalized software	471	295	60%
Amortization of purchased intangible assets	14,065	14,960	-6%
Amortization of step-down in deferred revenue on acquisition	218	1,514	-86%
Amortization of step-up in inventory on acquisition	—	10,448	-100%
In-process research and development	—	6,560	-100%
Stock-based compensation	5,470	7,796	-30%
Acquisition related charges and restructuring costs	—	794	nm
Write-off of capitalized software	2,700	—	nm

EBITDA as adjusted (2)	$(266)	$43,508	-101%

EBITDA as adjusted as % of net revenue	-0.1%	20.1%	-101%

EBITDA as adjusted	$(266)	$43,508	-101%
Interest expense, net	(4,352)	(8,765)	-50%
Restatement and other restructuring costs	8,168 (3)	388 (4)	nm

Non-GAAP pre-tax net income	3,550	35,131	-90%
Tax at long-term rate of 28%	994	9,837	-90%

Non-GAAP net income (2)	$2,556	$25,294	-90%

Non-GAAP net income as % of net revenue	1.4%	11.7%	-88%

Non-GAAP net income per diluted share	$0.03	$0.30	-90%

Weighted average shares used in computing diluted Non-GAAP net income	84,910	83,609

(1)	“nm” means not meaningful

(2)	Management uses EBITDA as adjusted and Non-GAAP net income, both non-GAAP measures, to evaluate the Company’s operating performance and compare the Company’s current results with those for prior periods, but cautions that they should not be considered as substitutes for disclosures made in accordance with GAAP.

(3)	Restatement and other restructuring costs for the three months ended January 31, 2008 consists of $6.1 million of restatement costs and $2.1 million of other restructuring costs.

(4)	Restatement and other restructuring costs for the three months ended January 31, 2007 consists of $388,000 of other restructuring costs.

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
GEOGRAPHIC REVENUE INFORMATION
(IN THOUSANDS, EXCEPT PERCENTAGES)

	Three Months Ended January 31,
	2008	2007	Change
North America	$67,720	$89,081	-24%
Latin America	44,609	40,671	10%
Europe	57,683	71,155	-19%
Asia	15,727	16,971	-7%
Corporate	(218)	(1,515)	-86%

	$185,521	$216,363

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)
(UNAUDITED)

	Three Months Ended April 30,			Six Months Ended April 30,
	2008	2007	Change (1)	2008	2007	Change (1)
Net Revenues:
System Solutions	$203,711	$191,469	6%	$359,312	$380,435	-6%
Services	29,290	25,414	15%	59,210	52,811	12%

Total net revenues	233,001	216,883	7%	418,522	433,246	-3%
Cost of net revenues:
System Solutions	133,782	116,365	15%	235,211	240,047	-2%
Amortization of purchased core and developed technology	8,124	9,586	-15%	16,299	19,195	-15%

Total cost of Systems Solutions net revenues	141,906	125,951	13%	251,510	259,242	-3%
Services	17,743	13,286	34%	36,296	27,735	31%

Total cost of net revenues	159,649	139,237	15%	287,806	286,977	0%

Gross profit	73,352	77,646	-6%	130,716	146,269	-11%

Operating expenses:
Research and development	17,159	16,009	7%	39,621	32,907	20%
Sales and marketing	22,762	22,823	0%	47,405	45,863	3%
General and administrative	31,254	25,565	22%	57,320	42,941	33%
Amortization of purchased intangible assets	6,782	5,690	19%	12,672	11,041	15%
In-process research and development	—	90	-100%	—	6,650	-100%

Total operating expenses	77,957	70,177	11%	157,018	139,402	13%

Operating income	(4,605)	7,469	-162%	(26,302)	6,867	-483%

Interest expense	(8,990)	(9,507)	-5%	(15,430)	(19,263)	-20%
Interest income	1,395	1,534	-9%	3,483	2,525	38%
Other income (expense), net	(1,914)	(2)	95600%	(6,434)	(263)	2346%

Income (loss) before income taxes	(14,114)	(506)	2689%	(44,683)	(10,134)	341%
Provision for income taxes	3,873	4,312	-10%	6,802	363	1774%

Net income (loss)	$(17,987)	$(4,818)	273%	$(51,485)	$(10,497)	390%

Net income (loss) per share:
Basic	$(0.21)	$(0.06)		$(0.61)	$(0.13)
Diluted	$(0.21)	$(0.06)		$(0.61)	$(0.13)

Weighted average shares used in computing net income (loss) per share:
Basic	84,194	81,705		84,174	81,343
Diluted	84,194	81,705		84,174	81,343

(1)	“nm” means not meaningful

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DISCLOSURES
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)
(UNAUDITED)

	Three Months Ended April 30,		Six Months Ended April 30,
	2008	2007	2008	2007
Gross Profit as reported	$73,352	$77,646	$130,716	$146,269

Amortization of purchased core and developed technology	8,124	9,586	16,299	19,195

Amortization of step-up in inventory on acquisition	—	3,513	—	13,961

Stock-based compensation	(78)	930	548	1,847

Gross profit as adjusted(1)	$81,398	$91,675	$147,563	$181,272

Gross profit as a percentage of net revenues:

Gross Margin as reported	31.5%	35.8%	31.2%	33.8%
Gross Margin as adjusted (1)	34.9%	42.3%	35.3%	41.8%

	Three Months Ended April 30,		Six Months Ended April 30,
	2008	2007	2008	2007
Stock-based compensation included above:
Cost of net revenues — System Solutions	$(78)	$930	548	$1,847
Research and development	729	1,433	2,225	2,899
Sales and marketing	1,517	1,683	3,320	3,512
General and administrative	862	4,253	2,407	7,837

	$3,030	$8,299	$8,500	$16,095

(1)	Management uses Gross profit as adjusted and Gross margin as adjusted, both non-GAAP measures, to evaluate the Company’s gross profit and gross margin and to compare the Company’s current results with those of prior periods, but cautions that they should not be considered as substitutes for disclosures made in accordance with GAAP.

SUPPLEMENTAL DATA
VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES
(IN THOUSANDS, EXCEPT PER SHARE DATA AND PERCENTAGES)

	Three Months Ended April 30,			Six Months Ended April 30,
	2008 (1)	2007	Change (1)	2008 (2)	2007	Change (1)
GAAP net income (loss)	$(17,987)	$(4,818)	273%	$(51,485)	$(10,497)	390%

Provision for income taxes	3,873	4,312	-10%	6,802	363	1774%

Income (loss) before income taxes	(14,114)	(506)	2689%	(44,683)	(10,134)	341%
Interest expense	8,989	9,507	-5%	15,429	19,263	-20%
Interest income	(1,395)	(1,534)	-9%	(3,483)	(2,525)	38%
Depreciation and amortization of property, plant and equipment	3,340	1,761	90%	6,367	3,765	69%
Amortization of capitalized software	249	275	-9%	720	570	26%
Amortization of purchased intangible assets	14,907	15,276	-2%	28,972	30,236	-4%
Amortization of step-down in deferred revenue on acquisition	373	922	-60%	591	2,436	-76%
Amortization of step-up in inventory on acquisition	—	3,513	-100%	—	13,961	-100%
In-process research and development	—	90	-100%	—	6,650	-100%
Stock-based compensation	3,030	8,299	-63%	8,500	16,095	-47%
Acquisition related charges and restructuring costs	—	6,623	-100%	—	7,417	-100%
Write-off of capitalized software	—	—	nm	2,700	—	nm

EBITDA as adjusted (2)	$15,379	$44,226	-65%	$15,113	$87,734	-83%

EBITDA as adjusted as % of net revenue	6.6%	20.4%	-68%	3.6%	20.3%	-82%

EBITDA as adjusted	$15,379	$44,226	-65%	$15,113	$87,734	-83%
Interest expense, net	(7,594)	(7,973)	-5%	(11,946)	(16,738)	-29%
Restatement and other restructuring costs	14,392 (3)	158 (4)	nm	22,560 (5)	546 (6)	nm

Non-GAAP pre-tax net income	22,177	36,411	-39%	25,727	71,542	-64%
Tax at long-term rate of 28%	6,210	10,195	-39%	7,204	20,032	-64%

Non-GAAP net income (2)	$15,967	$26,216	-39%	$18,523	$51,510	-64%

Non-GAAP net income as % of net revenue	6.9%	12.1%	-43%	4.4%	11.9%	-63%

Non-GAAP net income per diluted share	$0.19	$0.31	-39%	$0.22	$0.61	-64%

Weighted average shares used in computing diluted Non-GAAP net income	84,645	84,300		84,779	83,947

(1)	“nm” means not meaningful

(2)	Management uses EBITDA as adjusted and Non-GAAP net income, both non-GAAP measures, to evaluate the Company’s operating performance and compare the Company’s current results with those for prior periods, but cautions that they should not be considered as substitutes for disclosures made in accordance with GAAP.

(3)	Restatement and other restructuring costs for the three months ended April 30, 2008 consist of $12.1 million of restatement costs and $2.3 million of other restructuring costs.

(4)	Restatement and other restructuring costs for the three months ended April 30, 2007 consist of $158,000 of other restructuring costs.

(5)	Restatement and other restructuring costs for the six months ended April 30, 2008 consist of $18.1 million of restatement costs and $4.4 million of other restructuring costs.

(6)	Restatement and other restructuring costs for the six months ended April 30, 2007 consist of $546,000 of other restructuring costs.

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
GEOGRAPHIC REVENUE INFORMATION
(IN THOUSANDS, EXCEPT PERCENTAGES)

	Three Months Ended April 30,			Six Months Ended April 30,
	2008	2007	Change	2008	2007	Change
North America	$100,286	$95,857	5%	$168,007	$184,938	-9%
Latin America	40,658	41,497	-2%	85,267	82,168	4%
Europe	75,870	68,808	10%	133,553	139,963	-5%
Asia	16,560	11,643	42%	32,287	28,614	13%
Corporate	(373)	(922)	-60%	(592)	(2,437)	-76%

	$233,001	$216,883		$418,522	$433,246

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)

	April 30,	January 31,	October 31,	July 31,	April 30,	January 31,
	2008	2008	2007	2007	2007	2007
	(unaudited)	(unaudited)		(unaudited)	(unaudited)	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$215,039	$209,310	$215,001	$212,946	$175,760	$161,889
Accounts receivable, net	171,958	182,559	194,146	182,920	168,199	155,719
Inventories	133,461	116,711	107,168	104,784	101,449	117,481
Other current assets	99,883	100,673	87,267	51,429	60,886	53,989

Total current assets	620,341	609,253	603,582	552,079	506,294	489,078

Property, plant and equipment, net	51,825	50,600	48,293	40,290	33,492	30,467
Purchased intangible assets, net	140,429	155,365	170,073	180,396	193,606	201,396
Goodwill	615,213	612,489	611,977	610,351	583,038	565,222
Other assets	118,172	118,902	113,384	91,664	57,416	55,506

Total assets	$1,545,980	$1,546,609	$1,547,309	$1,474,780	$1,373,846	$1,341,669

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$106,914	$100,610	$105,215	$97,296	$72,558	$69,378
Income taxes payable	16,437	9,041	19,530	41,687	4,573	4,573
Deferred revenue, net	48,528	59,857	43,049	39,552	36,599	34,366
Other current liabilities	146,234	136,637	133,587	108,760	90,628	78,492
Current portion of long-term debt	5,044	5,202	5,386	5,367	5,416	5,058

Total current liabilities	323,157	311,347	306,767	292,662	209,774	191,867

Deferred revenue	11,578	11,691	11,274	10,310	9,807	12,324
Long-term debt, less current portion	545,960	547,211	547,766	549,006	494,036	495,065
Other long-term liabilities	126,600	124,311	98,093	89,588	86,724	83,770

Minority interest	2,051	2,164	2,487	2,620	437	—

Total stockholders’ equity	536,634	549,885	580,922	530,594	573,068	558,643

Total liabilities and stockholders’ equity	$1,545,980	$1,546,609	$1,547,309	$1,474,780	$1,373,846	$1,341,669

VERIFONE HOLDINGS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	Six Months Ended		Year Ended
	April 30, 2008	April 30, 2007	October 31, 2007
	(unaudited)	(unaudited)
Cash flows from operating activities
Net loss	$(51,485)	$(10,497)	$(34,016)
Adjustments to reconcile net loss to net cash provided by operating activities
Amortization of purchased intangibles	28,971	30,236	59,468
Depreciation and amortization of property, plant, and equipment	6,367	3,765	7,766
Amortization of capitalized software	721	570	1,220
In-process research and development	—	6,650	6,752
Write-off of capitalized software development costs	2,700	—	—
Disposal of property, plant and equipment	248	(56)	271
Amortization of debt issuance costs	1,293	660	1,756
Stock-based compensation	8,500	16,095	28,892
Non-cash portion of loss on debt extinguishment	—	—	4,764
Minority interest and equity in earnings of affiliates	(224)	63	(136)
Other	21	(13)	1

Net cash provided by operating activities before changes in working capital	(2,888)	47,473	76,738

Changes in operating assets and liabilities:
Accounts receivable, net	22,304	(13,490)	(39,493)
Inventories	(26,293)	52,228	45,133
Deferred tax assets	10,105	(3,366)	(29,092)
Prepaid expenses and other current assets	(15,915)	(21,405)	(41,512)
Other assets	(14,748)	(3,034)	(5,136)
Accounts payable	1,699	(5,251)	28,144
Income taxes payable	15,557	151	20,391
Tax benefit from stock-based compensation	(939)	(4,672)	(11,464)
Accrued compensation	218	(3,030)	(2,975)
Accrued warranty	(2,344)	(1,037)	(1,910)
Deferred revenue, net	5,783	6,532	14,495
Deferred tax liabilities	5,665	9,206	38,295
Accrued expenses and other liabilities	19,427	(20,179)	(2,344)

Net cash provided by operating activities	17,631	40,126	89,270

Cash flows from investing activities
Software development costs capitalized	(2,038)	(2,921)	(7,740)
Purchases of property, plant and equipment, net	(9,529)	(12,045)	(30,225)
Purchases of other assets	—	(500)	(500)
Purchases of equity investments	—	—	(5,700)
Acquisition of business, net of cash and cash equivalents acquired	(2,985)	(264,334)	(267,531)

Net cash used in investing activities	(14,552)	(279,800)	(311,696)

Cash flows from financing activities
Proceeds from long-term debt, net of costs	286	305,335	613,197
Purchase of hedge on convertible debt	—	—	(80,236)
Sale of warrants	—	—	31,188
Repayments of long-term debt	(2,500)	(1,250)	(263,804)
Payment of debt amendment fee	(1,420)	—	—
Tax benefit of stock-based compensation	939	4,672	11,464
Investment in subsidiary by minority stockholder	—	—	1,050
Proceeds from issuance of common stock	1,704	18,412	37,088
Other	(70)	(11)	(27)

Net cash provided by financing activities	(1,061)	327,158	349,920

Effect of foreign currency exchange rate changes on cash	(1,980)	1,712	943

Net increase in cash and cash equivalents	38	89,196	128,437
Cash and cash equivalents, beginning of period	215,001	86,564	86,564

Cash and cash equivalents, end of period	$215,039	$175,760	$215,001